UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	May 21, 2021

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Rd., Suite 400	Wayne,	PA		19087
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code		(610)	225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	TFX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On May 21, 2021, Liam J. Kelly, Chairman, President and Chief Executive Officer of Teleflex Incorporated (the “Company”), entered into a stock trading plan (the "Plan") in accordance with Rule 10b5‑1 under the Securities Exchange Act of 1934, as amended. Under Rule 10b5‑1, directors, officers and other employees who are not in possession of material nonpublic information may adopt prearranged plans or contracts for the sale of Company securities under specified conditions and at specified times. These prearranged trades can then be executed at a later date, as spelled out in the plan, without further action by the director, officer or other employee and without regard to any subsequent material nonpublic information the individual might have received.

The Plan provides for the sale of up to a total of 17,974 shares of the Company's common stock that are to be acquired through the exercise of stock options currently held by Mr. Kelly, which are scheduled to expire in 2022. The total number of shares that may be sold under the Plan represents approximately 5.5% of Mr. Kelly's current total holdings of the Company’s common stock, which include, for purposes of this computation, direct shares and shares underlying unvested restricted stock units and vested and unvested options to purchase the Company’s common stock.

Sales under the Plan are scheduled to take place in two tranches, with the first occurring in August 2021 and the second occurring in November 2021. Any shares that are sold under the Plan will be sold on the open market, subject to minimum price thresholds specified in the Plan. If any shares remain unsold following the scheduled sale dates because the minimum price threshold was not available, the shares may be sold thereafter through December 2021, subject to a specified minimum price threshold.

The Company does not undertake to report Rule 10b5-1 plans that may be adopted by any officers or directors in the future, or to report any modifications or termination of any publicly announced trading plan, except to the extent, if any, required by law.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2021	TELEFLEX INCORPORATED By: /s/ Daniel V. Logue Name: Daniel V. Logue Title: Corporate Vice President, General Counsel and Secretary